Post-Issue Rate Sheet Prospectus Supplement Dated October 21, 2024
To The Prospectus Dated October 21, 2024 For

RETIREMENT LATITUDES®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after June 24, 2019)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Post-Issue Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The purpose of this Post-Issue Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current post-issue annual add-on benefit charges (“referred to as the “charges”), Guaranteed Annual Withdrawal Amount (“GAWA”) percentages, and Step-up methods (collectively referred to as the “rates”) for the Flex GMWB (Single) and (Joint) add-on benefits when elected on a Contract Anniversary. This Supplement replaces and supersedes any previously issued Post-Issue Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Post-Issue Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES” and “ACCESS TO YOUR MONEY” sections in the prospectus. Please note: current charges and rates applicable to elections of add-on benefits at the time of application and issue of your Contract are disclosed on a separate Rate Sheet Prospectus Supplement.

The charges and rates below apply for benefit election forms signed on or after October 21, 2024.

It is important that you have the most current Post-Issue Rate Sheet Prospectus Supplement as of the date you sign your benefit election form. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Post-Issue Rate Sheet Prospectus Supplement, the new Post-Issue Rate Sheet Prospectus Supplement will be filed a minimum of 10 calendar days prior to its effective date.

The post-issue election annual charges for the Flex GMWB (Single) and (Joint) add-on benefits are:

Add-on Benefit Name	Current Annual Charge	Charge Basis
Flex GMWB (Single)	1.45%	GWB
Flex GMWB (Joint)	1.45%	GWB

The current rates for applicable post-issue elections of the Flex GMWB (Single) and (Joint) add-on benefits are:

Flex GMWB (Single)
Benefit Option	Core
Bonus	6%
Step-Up	Annual Contract Value
GWB Adjustment	105%
GAWA Percentages	Ages	GAWA %
	35-59	3.75%
	60-64	3.75%
	65-69	5.00%
	70-74	5.00%
	75-80	5.25%
	81+	5.50%

Flex GMWB (Joint)
Benefit Option	Core
Bonus	6%
Step-Up	Annual Contract Value
GWB Adjustment	105%
GAWA Percentages	Ages	GAWA %
	35-59	3.25%
	60-64	3.25%
	65-69	4.50%
	70-74	4.50%
	75-80	4.75%
	81+	5.00%

In order for you to receive the charges and rates disclosed in this Supplement, your benefit election form must be signed on or after the date referenced above. We must receive your benefit election form in Good Order at most ninety (90) calendar days before your Contract Anniversary and no later than 4:00pm Eastern Time on your Contract Anniversary. Once the add-on benefit has been added to your Contract, the rates disclosed in this Supplement will not change as long as you own the add-on benefit, however the charges will be subject to any charge increase provisions outlined in your Contract.

Subject to meeting the timing requirements stated above, on the effective date of your add-on benefit, if the current rates have changed since the date you signed your benefit election form, the following will apply:

•If the Bonus percentage increased, you will receive the higher percentage in effect on the effective date of your add-on benefit.
•If the GAWA percentages increased, you will receive the higher percentages in effect on the effective date of your add-on benefit.
•If the GWB Adjustment percentage increased, you will receive the higher percentage in effect on the effective date of your add-on benefit.
•If the Annual Charge decreased, you will receive the lower charge in effect on the effective date of your add-on benefit.
However, if any of the rates associated with your election(s) decreased, or the Annual Charge(s) associated with your election(s) increased, you will receive all of the rates and Annual Charges associated with your election(s) that were in effect on the date you signed your benefit election form.

If the necessary paperwork is not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the effective date of your add-on benefit.

If your benefit election form was signed prior to the benefit election form date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Customer Care Center at 1-800-644-4565, and are also available at www.jackson.com/product-literature-2.html. Please note: current charges and rates applicable to elections of add-on benefits at the time of application and issue of your Contract are disclosed on a separate Rate Sheet Prospectus Supplement also found by following the link listed above.

_________________________________
To be used with JMV21452 10/24

VPS00024 10/24